UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 28, 2007

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 28, 2007, the Board of Directors of Dominion Resources, Inc., (the “Company” or “Dominion”) adopted amendments to Dominion’s Bylaws effective as of such date. Apart from non-substantive language and conforming changes and other technical and cross-reference edits, the Bylaws were amended and restated to implement the following:

Article II. Shareholders’ Meetings. This section was revised to delete duplicative language between this section and Article V - Notice of Shareholders’ Meetings.

Article V. Notice of Shareholders’ Meetings was revised to add a provision regarding the procedure to be followed in the event a shareholders’ meeting is adjourned to a different date, time or place.

Article VIII. Voting. This section has been revised to provide that when a quorum is present “action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the action is the election of directors…”

Article XII. Manner of Election of Directors. This section has been added to define the manner in which directors are to be elected. The new section provides that, while directors are to be elected in the manner provided by Virginia law, in the case of an uncontested election, if a director does not receive a majority vote, that director shall tender a resignation to the Board of Directors. The Board of Directors has 90 days to act on the offered resignation.

Article XVI. Action Without a Meeting. This section has been revised to allow a director’s consent to be withdrawn under specific circumstances.

Article XVII. Director Resignation and Removals. This section has been added to the bylaws to describe the standards by which a director may resign or be removed.

Article XVIII. Board Vacancies. This section has been added to the bylaws to prescribe how a vacancy left by a director may be filled.

Article IV. Special Meetings., Article XIX. Officers., Article XX. Eligibility of Officers., Article XXI. Duties and Authority of Chairman of the Board of Directors, Vice Chairman, Chief Executive Officer and Others, and XXVIII Certificates and Records for Shares. The title of Chief Executive Officer has been added as an officer title to these sections.

The foregoing is a brief description of the amendments to the Company’s Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws. This description should be read in conjunction with the Company’s Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 and is incorporated by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit
3.1	Dominion Resources, Inc. Bylaws Amended and Restated, effective February 28, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson
Patricia A. Wilkerson Vice President and Corporate Secretary

Date: March 2, 2007